UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2007

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 240-5000

(Registrant’s telephone number)

One Commerce Street

Montgomery, Alabama 36104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2007 Compensation Committee Actions

On February 20, 2007, the Compensation Committee of the Board of Directors of The Colonial BancGroup, Inc. (“BancGroup”) approved the 2007 Stock Plan for Directors (“the Plan”). The Plan is included herein as Exhibit 10.1.

The BancGroup Director and Committee fee schedule has also been approved by the Compensation Committee and is included herein as Exhibit 10.2.

The Compensation Committee also approved the grant of Performance Based Restricted Stock under BancGroup’s 2001 Long-Term Incentive Plan. A sample agreement for the 2007 Performance Shares is included herein as Exhibit 10.3.

On February 20, 2007, the Compensation Committee approved Change in Control Agreements for Robert E. Lowder, BancGroup’s Chairman, Chief Executive Officer and President, Sarah H. Moore, BancGroup’s Senior Executive Vice President and Chief Financial Officer, Patti G. Hill, BancGroup’s Senior Executive Vice President and Chief Operating Officer, Caryn Cope, BancGroup’s Senior Executive Vice President and Chief Credit Officer. Mr. Lowder, Ms. Moore and Ms. Hill entered into the form of Agreement attached hereto as Exhibit 10.4, and Ms. Cope entered into the form of Agreement attached hereto as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished to this Current Report on Form 8-K:

Exhibit No.	Exhibit
10.1	The Colonial BancGroup, Inc. 2007 Stock Plan for Directors

10.2	Schedule of the Colonial BancGroup, Inc. Director and Committee Fees

10.3	Participant Agreement 2001 Long-Term Incentive Plan Performance Based Restricted Stock Award

10.4	Change in Control Agreement

10.5	Change in Control Agreement

This report includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	deposit attrition, customer loss, or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;

•	economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state regulatory changes;

•	current or future litigation, regulatory investigations, proceedings or inquiries;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	acts of terrorism or war; and

•	changes in the securities markets.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/s/ SARAH H. MOORE
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer

Date: February 26, 2007

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